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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 29, 1996


                                HNC SOFTWARE INC.
             (Exact name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


           0-26146                                   33-0248788
(Commission File Number)                 (I.R.S. Employer Identification Number)


                5930 CORNERSTONE COURT WEST, SAN DIEGO, CA 92121
                    (Address of Principal Executive Offices)


                                 (619) 546-8877
              (Registrant's Telephone Number, Including Area Code)




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ITEM 2:           ACQUISITION OR DISPOSITION OF ASSETS

         On November 29, 1996, HNC Software Inc., a Delaware corporation ("HNC" or the "COMPANY"), acquired all the outstanding stock of Retek Distribution Corporation, a privately held British Virgin Islands corporation ("RETEK"), pursuant to an exchange of HNC Common Stock and options to purchase HNC Common Stock for all the outstanding stock and stock options of Retek (the "EXCHANGE"). The Exchange made Retek a wholly-owned subsidiary of the Company and was effected pursuant to an Exchange Agreement dated as of October 25, 1996 (the "EXCHANGE AGREEMENT"), among HNC, Retek, the Mulberry Trust and the Kulmor Trust (the shareholders of Retek), and pursuant to related Option Exchange Agreements among HNC and all the holders of outstanding options to purchase shares of Retek. The Company intends to account for the Exchange as a "pooling of interests" transaction for accounting purposes.

         Prior to the Exchange, Retek was engaged in the business of developing and marketing client-server based merchandise management software, focusing on retail supply chain management. The Company currently plans to continue and augment Retek's historical business. Retek's assets include software products that perform merchandise management, financial controls and inventory controls functions for large retailers. Retek's flagship product, the Merchandise Management System, is designed to address the needs of department stores, mass merchandisers and specialty chains in a multi-store, multi-warehouse environment and allows for both centralized or distributed processing. Following the Exchange, Retek will continue to operate out of its Minneapolis, Minnesota headquarters and through its foreign subsidiaries with offices in Canada, the United Kingdom, and Australia.

    Pursuant to the Exchange, HNC issued (i) 1,367,196 shares of its Common Stock to the shareholders of Retek in exchange for their Retek shares; and (ii) options to purchase up to 155,864 shares of HNC Common Stock to the option holders of Retek in exchange for their Retek stock options. The 1,367,196 shares of HNC Common Stock that were issued in exchange for all outstanding Retek Stock represented approximately 7.19% of HNC's outstanding stock immediately after the closing of the Exchange. Under the Exchange Agreement, each share of Retek stock ("RETEK STOCK") that was outstanding immediately prior to the closing of the Exchange was assigned and transferred to HNC in exchange for approximately 13,671.9670 shares of HNC Common Stock, and each option to purchase Retek Stock that was outstanding immediately prior to the closing of the Exchange (a "RETEK OPTION") was exchanged for an option to purchase that number of shares of HNC Common Stock equal to the number of shares of Retek Stock subject to such Retek Option multiplied by 13,671.9670 (the same conversion rate at which each share of Retek Stock was converted into HNC Common Stock in the Exchange), at an exercise price per share of HNC Common Stock equal to the exercise price per share of Retek Stock that was in effect for such Retek Option divided by 13,671.9670. Pursuant to the Exchange Agreement, the Company, Retek, the shareholders of Retek and an escrow agent entered into an Escrow Agreement, pursuant to which 10% of the shares of HNC Common Stock that were issued
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in the Exchange to the Retek shareholders were placed in an escrow account to secure and collateralize certain indemnification obligations of the former Retek shareholders to HNC.

    The shares of HNC Common Stock and the options to purchase HNC Common Stock issued to the former Retek security holders in the Exchange have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon the exemption from registration provided by Section 4(2) thereof and/or Rule 506 promulgated under Regulation D. In January 1997, HNC intends to register the issuance of the shares of its Common Stock that are issuable upon the exercise of the HNC stock options that were issued to the former Retek option holders in the Exchange on a Form S-8 Registration Statement.

    In addition, the Company and the Retek shareholders have entered into a Registration Rights Agreement, pursuant to which HNC granted these shareholders certain registration rights on Form S-3 in connection with the resale of shares of HNC Common Stock issued to the former Retek shareholders in the Exchange (the "Exchange Shares"). Under the terms of the Registration Rights Agreement, during the two (2) year period following the Company's public release of a report including the combined financial results of HNC and Retek for a period of at least thirty (30) days of post-Exchange combined operations, HNC is to maintain effective a shelf registration on Form S-3 pursuant to Rule 415 under the 1933 Act covering the resale by the former Retek shareholders of Exchange Shares held by such former Retek shareholders during specified permitted time periods.


ITEM 7:           FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

         None required under Rule 3-05(b) of Regulation S-X.

(b)  Pro Forma Financial Information.

         None required under Rule 3-05(b) of Regulation S-X.

(c)  Exhibits.

         The following exhibits are filed herewith:

         2.01 Exchange Agreement dated as of October 25, 1996 by and among registrant, Retek Distribution Corporation and the shareholders of Retek. Pursuant to Item 601(b)(2) of Regulation of S-K, certain schedules have been omitted but will be furnished supplementally to the Commission upon request.

         2.02 Form of Option Exchange Agreement between registrant and each person who held outstanding options to purchase shares of Retek Distribution


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                  Corporation on November 29, 1996. Pursuant to Item 601(b)(2)
                  of Regulation of S-K, certain schedules have been omitted but will be furnished supplementally to the Commission upon request.


         4.01 Registration Rights Agreement dated as of October 25, 1996 by and among registrant and the former shareholders of Retek Distribution Corporation.


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                                   SIGNATURES




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






Date:  December 12, 1996




                                     HNC SOFTWARE INC.

                                     By:/s/ RAYMOND V. THOMAS
                                        ---------------------------
                                         Raymond V. Thomas,
                                         Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit No.           Description of Exhibit
-----------           ----------------------


2.01 Exchange Agreement dated as of October 25, 1996 by and among registrant, Retek Distribution Corporation and the shareholders of Retek Distribution Corporation.

2.02 Form of Option Exchange Agreement between registrant and each person who held outstanding options to purchase shares of Retek Distribution Corporation on November 29,
                      1996.

4.01 Registration Rights Agreement dated as of October 25, 1996 by and among registrant and the former shareholders of Retek Distribution Corporation.